UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2007

DG FASTCHANNEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

750 West John Carpenter Freeway, Suite 700
Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 581-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On November 12, 2007, DG FastChannel, Inc. (the “Company”) announced its financial results for the three and nine month periods ending September 30, 2007. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. Also on November 12, 2007, the Company hosted an investors’ conference call to discuss such financial results. A transcript of the call is attached as Exhibit 99.2 hereto.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated November 12, 2007.

99.2 Transcript of conference call on November 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DG FASTCHANNEL, INC.
(Registrant)

Date: November 16, 2007
	By:	/s/ Omar A. Choucair
Omar A. Choucair
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 12, 2007.

99.2	Transcript of conference call on November 12, 2007.